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                                                                Rule 497(e)
                                                                File No. 2-93538


                               ZWEIG SERIES TRUST

                         Supplement dated March 1, 1996
                    To the Prospectus dated September 1, 1995

The introduction of Class B Shares discussed in this Prospectus has been delayed. The Class B Shares are not currently being offered.

                               ZWEIG SERIES TRUST

                         Supplement dated March 1, 1996
                    To the Prospectus dated September 1, 1995

A Special Meeting of Shareholders of the Trust is scheduled for April 19, 1996. The purpose of the meeting is to approve a modernization program which will allow the Trust to adapt to changing market, economic and regulatory events rapidly. In addition to voting on authorizing the Trustees to adopt a pooled fund structure and reclassifying and amending certain fundamental investment policies, the Trust is seeking to change its domicile from Massachusetts to Delaware.

Revision to footnote (1) to Fee Table on page 2 of the prospectus:

         (1) The Manager has voluntarily undertaken to limit the expenses of Zweig Cash Fund (exclusive of taxes, interest, brokerage commissions, certain distribution fees and extraordinary expenses) to .35% of its average net assets effective November 9, 1995. The Manager reserves the right to discontinue this policy at any time after April 30, 1996.

                                   ----------

Revisions to language on page 11 of the prospectus:

         Net Asset Value. Zweig Cash Fund determines the net asset values of each class of its shares on each day that the NYSE is open, at 2:00 p.m. New York time and as of the close of regular trading on the NYSE.

         Distributions and Taxes. Zweig Cash Fund declares a dividend at 2:00 p.m. New York time on each day the NYSE is open.

                                   ----------

Addition to language on page 12 of the prospectus:

         Exchange privilege. All exchanges are effected as of the close of regular trading on the NYSE.

                                   ----------

Addition to language on page 15 of the prospectus--1st paragraph:

         In addition, Zweig Securities Corp. may also pay dealers who maintain an omnibus account with the transfer agent, a fee at the annual rate of 0.10% of the average daily net assets held in any sub-account that has been continually invested in Zweig Mutual Funds for more than four years.

                                   ----------

Revision to language on page 16 of the prospectus:

         Through the transfer agent by telephone. The transfer agent must receive your instructions before 2:00 p.m. New York time for Zweig Cash Fund in order to redeem shares and receive Federal funds that day. For the other funds, the transfer agent must receive your order before the close of regular trading on the NYSE (presently 4:00 p.m. New York time) in order to redeem shares that day.

                                   ----------

Revision to language on page 17 of the prospectus:

         The manager and management fee. The last sentence of paragraph 2 is deleted in its entirety.

                                 ZWEIG CASH FUND

                        Supplement dated March 1, 1996
                       To the Prospectus dated September 1, 1995

A Special Meeting of Shareholders of the Trust is scheduled for April 19, 1996. The purpose of the meeting is to approve a modernization program which will allow the Trust to adapt to changing market, economic and regulatory events rapidly. In addition to voting on authorizing the Trustees to adopt a pooled fund structure, the Trust is seeking to change its domicile from Massachusetts to Delaware.

Revision to language on page 2 of the prospectus:

         Fee Table. The Manager has voluntarily undertaken to limit the expenses of Zweig Cash Fund (exclusive of taxes, interest, brokerage commissions, certain distribution fees and extraordinary expenses) to .35% of its average net assets effective November 9, 1995. The Manager reserves the right to discontinue this policy at any time after April 30, 1996.

                                   ----------

Revisions to language on page 4 of the prospectus:

         The second paragraph is deleted in its entirety.

         Net Asset Value. The net asset value of each class of shares of the fund is determined at 2:00 p.m. New York Time and as of the close of regular trading on the New York Stock Exchange ("NYSE") on each day the NYSE is open.

         Distributions and Taxes. The fund declares dividends at 2:00 p.m. New York time on each day the NYSE is open, of all its net income, including:
accrued interest, earned discounts, and realized gains and losses, less amortized premiums and accrued expenses.

                                   ----------

Revisions to language on page 5 of the prospectus:

         How to buy shares. The minimum initial investment is $10,000, except for service organizations whose clients have made aggregate minimum purchases of $1,000,000, the minimum is $1,000. Purchase orders received by the transfer agent by 2:00 p.m. New York time earn dividends that day if payment is received in Federal funds by 4:00 p.m. New York time.

         Through the transfer agent by telephone. The transfer agent must receive your instructions before 2:00 p.m. New York time in order to redeem shares and receive Federal funds that day.

                                   ----------

Revision to language on page 6 of the prospectus:

         Minimum Account Size. If your account balance falls below $10,000 as a result of redeeming shares, you must be given 60 days' notice to reestablish the minimum balance.

                                   ----------

Revision to language on page 7 of the prospectus:

         The manager and management fee. The last sentence is deleted in its entirety.